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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Amendment No. 2 to Registration Statement No. 333-81276 of Com21, Inc. on Form S-3 of our reports dated January 16, 2002 (March 29, 2002 as to Note 17), appearing in the Annual Report on Form 10-K of Com21, Inc. for the year ended December 31, 2001, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.





San Jose, California
March 29, 2002